EXHIBIT 10.26
                                 AMENDMENT NO. 1
                                       TO
                 PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT


     This Amendment No. 1 (the "Amendment") to the Preferred Stock and Warrant Purchase Agreement, dated as of June 13, 1995 (the "Agreement") by and between Bayou Steel Corporation (the "Company") and Rice Partners II, L.P. (the "Purchaser"), is entered into as of April 30 , 1996.

     WHEREAS, the Company and the Purchaser are parties to the Agreement pursuant to which, among other things, Purchaser has been granted the right, for as long as Purchaser owns any Preferred Shares or not less than 25,000 shares of Registrable Securities, to designate one member to the Company's board of directors, and upon the occurrence of certain events specified in the Agreement, to appoint up to two additional members to the Company's board of directors for a maximum of three directors;

     WHEREAS, the Company and the Purchaser agreed pursuant to that certain letter agreement dated as of January 20, 1996, subject to the approval by the stockholders of the Company of an amendment to the Company's Certificate of Incorporation in the form attached as Appendix A to this Amendment (the "Charter Amendment"), to amend the Agreement as herein provided; and

     WHEREAS, the Company's stockholders have approved the Charter Amendment;

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

     1. DEFINITIONS. All capitalized terms used but not otherwise defined in this Amendment shall have the meanings ascribed to them in the Agreement. Unless otherwise specified, all section references herein refer to sections of the Agreement.

     2. AMENDMENT. Effective as of the date hereof, Section 4.16 of the Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

                  4.16 BOARD OBSERVATION AND MEMBERSHIP. The Company will deliver to the Purchaser a certified copy of the minutes of and all materials distributed at or prior to all meetings of the board of directors of the Company, certified as true and accurate by the Secretary of the Company, promptly following each such meeting. The Company will (a) permit the Purchaser, so long as the Purchaser owns any Preferred Shares or not less than 25,000 shares of Registrable Securities in the Company, to designate one person to attend all meetings of the Company's board of directors, (b) provide such designee notice of all meetings of the Company's board of directors contemporaneously with notice being given to all directors, (c) permit such designee to attend such meetings as an observer, and (d) provide to such designee a copy of all materials distributed at such meetings. Regular board of director meetings will be held (i) at least four (4) times during each calendar year, with at least two of such meetings to be held in person, and (ii) at intervals of not less than one hundred twenty (120) days between any two (2) such regular board meetings. The Company will reimburse each such observer for all reasonable expenses incurred in traveling to and from such meetings and attending such meetings. In addition, for so long as the Purchaser owns any Preferred Shares or not less than 25,000 shares of Registrable Securities, at all times the board of directors will consist of no more than thirteen (13) members, including (i) one (1) individual designated by the Purchaser, and
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         (ii) one (1) additional individual designated by the Purchaser if either (A) the quarterly dividends required by the Series B Preferred Stock are not paid by the Company for two (2) consecutive calendar quarters or (B) an Issuance Event exists hereunder; PROVIDED, HOWEVER, that the Purchaser will not have any obligation to designate or cause such individuals to serve on the board of directors of the Company; and PROVIDE FURTHER, that upon the occurrence of any of (x) the payment in full of the dividends owing as a result of the occurrence of the nonpayment event referred to in SUBSECTION (II) above or (y) the cure of the occurrence of an Issuance Event referred to in SUBSECTION (II) above, so long as all other dividends have been paid and no other Issuance Event has occurred, the individual designated by the Purchaser pursuant to such SUBSECTION (II) above will cease to serve on the board of directors of the Company upon written notice by the Company provided within ten (10) business days following such cure or payment in full. Any failure by the Purchaser to designate such individuals will not constitute failure to comply with this Agreement or result in any liability to the Purchaser. The Company agrees to compensate such individuals referred to in SUBSECTION (I) and (II) in the same manner as each of the other members of the board of directors is compensated and agrees to reimburse such individuals and the Purchaser for all reasonable expenses incurred by such individuals and the Purchaser in connection with the meetings and activities of the board of directors. The Company agrees to take all necessary action to effectuate this provision. Notwithstanding anything to the contrary in this SECTION 4.16, the Purchaser agrees that any Person designated by the Purchaser pursuant to this SECTION 4.16 will not be a Person or an Affiliate of a Person that is engaged in the manufacture of steel or steel products.

     3. CHARTER AMENDMENT. Purchaser acknowledges and reaffirms its prior consent to the submission of the Charter Amendment to a vote of the Company's stockholders and to the implementation of the Charter Amendment, and agrees and confirms that such actions have not and will not be deemed to violate Section 4.20(e) of the Agreement.

     4. CONDITIONS TO EFFECTIVENESS. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by the Purchaser:

         4.1 The Purchaser shall have received (a) this Amendment, duly executed by the Company, and (b) a true, correct and complete copy of the resolutions of the Company's board of directors authorizing the execution, delivery and performance of this Amendment, certified by the Secretary of the Company.

         4.2 No Issuance Event under the Agreement shall have occurred and be continuing, unless such Issuance Event has been specifically waived in writing by the Purchaser.

     5.  RATIFICATIONS, REPRESENTATIONS AND WARRANTIES.

         5.1 The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and the Other Agreements are ratified and confirmed and shall continue in full force and effect. The Company and the Purchaser agree that the Agreement and the Other Agreements, as amended hereby shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

         5.2 The Company hereby represents and warrants to the Purchaser that
(a) the execution, delivery and performance of this Amendment and any and all other agreements executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of the Company and will not violate the Certificate of Incorporation or Bylaws of the Company; (b) no Issuance Event under the Agreement has occurred and is continuing, unless such Issuance Event
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has been specifically waived in writing by the Purchaser; (c) the Company is in full compliance with all covenants and agreements contained in the Agreement and the Other Agreements; and (d) the Company has not amended its Certificate of Incorporation or its Bylaws since June 13, 1995, except for the Charter Amendment and amendments to the Bylaws (i) to make conforming changes necessitated by the Charter Amendment and (ii) to correct the address of the Company set forth in Section 5.1 thereof.

     6.  WAIVER.

         Except as otherwise provided in this Amendment, nothing contained in this Amendment shall be construed as a waiver by the Purchaser of any covenant or provision of the Agreement, the Other Agreements, this Amendment, or of any other contract or instrument between the Company and the Purchaser, and the failure of the Purchaser at any time or times hereafter to require strict performance by Company of any provision thereof shall not waive, affect or diminish any right of the Purchaser to thereafter demand strict compliance therewith. The Purchaser hereby reserves all rights granted under the Agreement, the Other Agreements, this Amendment and any other contract or instrument between Company and the Purchaser.

     7.  MISCELLANEOUS.

         7.1 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in the Agreement or Other Agreements, including without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the Other Agreements, and no investigation by the Purchaser or any closing shall affect the representations and warranties or the right of the Purchaser to rely upon them.

         7.2 REFERENCE TO AGREEMENT. Each of the Agreement and the Other Agreements, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement, as amended hereby, are hereby amended so that any reference in the Agreement and such Other Agreements to the Agreement shall mean the Agreement as amended hereby.

         7.3 EXPENSES OF THE PURCHASER. As provided in the Agreement, the Company agrees to pay on demand all costs and expenses incurred by the Purchaser in connection with the preparation, negotiation and execution of this Amendment and any other agreements executed pursuant hereto, including, without limitation, the reasonable costs and fees of the Purchaser's legal counsel.

         7.4 SEVERABILITY. Any provisions of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         7.5 SUCCESSORS AND ASSIGNS. This Amendment will inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

         7.6 COUNTERPARTS. This Amendment may be executed in any number of counterparts, which shall collectively constitute one agreement.

         7.7 LAW GOVERNING. THIS AMENDMENT SHALL BE DEEMED TO HAVE BEEN SUBSTANTIALLY NEGOTIATED AND MADE IN THE STATE OF LOUISIANA AND SHALL BE INTERPRETED AND THE RIGHTS OF THE PARTIES DETERMINED IN ACCORDANCE WITH THE LAWS OF THE UNITED STATES APPLICABLE THERETO AND THE INTERNAL LAWS OF THE STATE OF LOUISIANA APPLICABLE TO AN AGREEMENT EXECUTED, DELIVERED AND PERFORMED THEREIN, WITHOUT GIVING EFFECT TO THE CHOICE-OF-LAW, RULES THEREOF OR ANY OTHER PRINCIPLE THAT COULD REQUIRE THE APPLICATION OF THE SUBSTANTIVE LAW OF ANY OTHER JURISDICTION.
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     IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first above written.
                                   COMPANY:

                                   BAYOU STEEL CORPORATION

                                   By:      /S/ JERRY M. PITTS
                                                Jerry M. Pitts
                                                President

                                   PURCHASER:

                                   RICE PARTNERS II, L.P.

                                   By:      Rice Capital Group IV, L.P.
                                   Its:     General Partner

                                   By:      RMC Fund Management, L.P.
                                   Its:     General Partner

                                   By:      Rice Mezzanine Corporation
                                   Its:     General Partner

                                   By:      S/S JEFFREY P. SANGALIS
                                                    Jeffrey P. Sangalis
                                                     Managing Director

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